                                                                    Exhibit 23.3


           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our reserve report dated as of June 30, 1996, and to all references to our firm appearing in DeepTech International Inc.'s Annual Report on Form 10-K for the fiscal year ended June 30, 1996.


                                        Netherland, Sewell & Associates, Inc.


Dallas, Texas
April 5, 1997